LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP US Aggressive Growth Allocation Managed Risk Fund

LVIP US Growth Allocation Managed Risk Fund

Supplement Dated April 11, 2023 to the Summary Prospectuses Dated May 1, 2022

This Supplement updates certain information in the Summary Prospectus for each of the LVIP Global Aggressive Growth Allocation Managed Risk Fund, LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Growth Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund, LVIP US Aggressive Growth Allocation Managed Risk Fund, and LVIP US Growth Allocation Managed Risk Fund (each a “Fund”, collectively, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectuses for the Funds are effective April 11, 2023

1.	The following disclosure is revised within the Funds’ Principal Investment Strategies on page 2:

The Adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style (i.e., a strategy of selecting investments that have favorable exposure to certain factors, such as quality, value, and momentum).

2.	“Rules-Based Strategy Risk” is removed from the Principal Risks section on page 3.

3.	The following risks are added to the Principal Risks section on page 3:

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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

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Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.

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Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUSES

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